                                                                   EXHIBIT 10.15

                              FOURTEENTH AMENDMENT
                              --------------------
                               TO CREDIT AGREEMENT
                               -------------------


          This FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 12, 2001, by and among CONVERSE INC. (the "Borrower"), BT COMMERCIAL CORPORATION, AS AGENT (in such capacity, the "Agent"), and the several banks and other financial institutions listed on the signature pages of this agreement (together with each of their respective successors and assigns, individually, a "Lender" and, collectively, the "Lenders").

                                   WITNESSETH:

          WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agree ment dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998, that certain Fifth Amendment to Credit Agreement dated as of May 28, 1999, that certain Sixth Amendment to Credit Agreement dated as of July 30, 1999, that certain Seventh Amendment to Credit Agreement dated as of October 31, 1999, that certain Eighth Amendment to Credit Agreement dated as of November 15, 1999, that certain Ninth Amendment to Credit Agreement dated as of February 15, 2000, that certain Tenth Amendment to Credit Agreement dated as of March 31, 2000, that certain Eleventh Amendment to Credit Agreement dated as of May 15, 2000, that certain Twelfth Amendment to Credit Agreement dated as of June 30, 2000, and that certain Thirteenth Amendment to Credit Agreement dated as of October 27, 2000 (such Credit Agreement as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"); and

          WHEREAS, Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment; and

          WHEREAS, the Lenders party hereto and the Agent have agreed with the Borrower to make such modifications to the terms and conditions of the Credit Agreement as are set forth herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

          Section 2.     AMENDMENTS TO CREDIT AGREEMENT.

          2.1 ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical sequence:

                    "BUDGET shall mean the budget attached as Exhibit R, which budget shall specify the projected cash receipts and cash disburse ments of the Borrower on a weekly basis, and shall cover each of the thirteen consecutive weekly periods commencing with the week of Janu ary 1, 2001."

                    "FIXED ASSET RESERVE shall mean (i) during the period commencing January 1, 2001 to (but not including) January 31, 2001, $2,895,000 plus the Net Cash Proceeds of any Asset Disposition received after January 1, 2001, and (ii) thereafter, $8,895,000 plus the Net Cash Proceeds of any Asset Disposition received after January 1, 2001."

          2.2  DEFINITIONS.

               (i) BORROWING BASE. Section 1.1 of the Credit Agreement is hereby amended by deleting the word "plus" appearing at the end of clause
     (C) of the definition "Borrowing Base" and inserting the word "minus" in lieu thereof.

               (ii) FIXED ASSET RESERVE. Section 1.1 of the Credit Agreement is hereby further amended by deleting clause (D) appearing in the definition "Borrowing Base" and inserting the following text in lieu thereof:

          "(D)  the Fixed Asset Reserve, plus"
                                         ----

               (iii) ROYALTIES. Section 1.1 of the Credit Agree ment is hereby further amended by deleting the amount "$15,000,000" appearing in clause
     (E) of the definition "Borrowing Base" and inserting the amount "$12,000,000" in lieu thereof.

          2.3 USE OF PROCEEDS. Section 6.14 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

               "The Borrower hereby agrees that to the extent the Borrower utilizes the incremental $6,000,000 of availability created hereunder as a result of the Fourteenth Amendment to this Credit Agreement dated as of January 12, 2001 it will use such incremental availability to purchase (or provide Letters of Credit to support the purchase of) Inventory."

          2.4 BUDGET. Section 7.19 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

                    "7.19 BUDGET. During January 2001, the Borrower shall not
               use the proceeds of any Loans or the proceeds of any Collateral for items or purposes not provided for in the month of January 2001 in the Budget."

          2.5 AMENDMENTS. Section 13.11 of the Credit Agreement is hereby amended by deleting clause (v) of the first proviso thereto and inserting the following in lieu thereof:

                    "(v) amend or waive Section 3.5(b) or this Section 13.11, or change the definition of Budget, Fixed Asset Reserve, or Required Lend ers,"

          2.6 LIST OF LENDERS AND COMMITMENT AMOUNTS. Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

          2.7 BUDGET. The Credit Agreement is hereby amended by attaching Exhibit R attached hereto in sequence after Exhibit Q.

          Section 3. FEES. The Borrower agrees to pay to the Agent fees in such amounts and at such times as follows, which fees shall be fully earned upon the effectiveness hereof (except as otherwise specifically provided in this Section 3) and nonrefundable when paid, and are in addition to any and all other fees required to be paid from time to time by the Borrower under the Credit Agreement.

          3.1 AMENDMENT FEE. Borrower shall pay to Agent for the benefit of the Lenders in accordance with their respective Revolving Credit Commitments as set forth on Annex I to the Credit Agreement (as amended hereby) an amendment fee of 150 basis points, to be payable in two installments as follows:

          (i) 100 basis points on the Total Commitment as set forth in such Annex I, payable on the date hereof; provided however, that if the Borrower becomes a debtor and a debtor-in-possession in a case filed under Chapter 11 of the United States Bankruptcy Code (hereinafter, a "Case"), and in connection therewith the Borrower (as debtor and debtor-in-possession) enters into a post-petition credit facility with the Agent (or its affiliates) and the Lenders party to the Credit Agreement, the amount paid under this Section 3.1(i) hereof allocable to each of the Lenders who is also a lender in such post-petition credit facility shall be credited against the corresponding closing fee payable to each such lender under such post-petition credit facility; and

          (ii) 50 basis points on the Total Commitment as set forth in such Annex I, payable on January 31, 2001; provided however, that the Borrower shall be entitled to a credit of $200,000 against the fee payable under this Section 3.1(ii) on account of the fees paid under the Forbearance Agreement, dated as of October 27, 2000, among the Borrower, the Lenders party thereto, and the Agent.

          3.2 FIXED ASSET RESERVE FEE. Borrower shall pay to Agent for the benefit of the Lenders in accordance with their respective Revolving Credit Commitments as set forth on Annex I to the Credit Agreement (as amended hereby) a fixed asset reserve fee in an amount equal to $500,000, payable on January 31, 2001.

          Section 4. CONDITIONS PRECEDENT. This Amendment shall be effective on the first date upon which all of the following conditions have been satisfied:

          4.1 AMENDMENT. Agent shall have received copies of this Amendment duly executed by Borrower and such Lenders as are required for this Amendment to be effective in accordance with the terms of the Credit Agreement.

          4.2 AMENDMENT FEE. Borrower shall have paid to Agent the amendment fee described in Section 3.1(i).

          4.3 NOTEHOLDER CONSENT. The Noteholders shall have consented to the amendments contained herein.

          4.4 NOTEHOLDER FEE. The Noteholders shall have received the fee referred to in the consent letter of even date herewith addressed to BTCC.

          4.5 OTHER. Agent shall have received such other documents, certificates and assurances as it shall reasonably request.

          Section 5. REAFFIRMATION OF BORROWER. To induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to Agent and Lender that, both before and after giving effect to this Amendment, except for the "Existing Defaults" and the "Fourth Quarter Defaults" (each as defined in that certain Forbear ance Agreement, dated as of October 27, 2000, by and among the Borrower, the Agent and the Lenders), (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date (in which case such representations or warranties were true and correct as of such date), or
(b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) on the date hereof it is in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) no Default or Event of Default has occurred that is continuing or has not previously been waived.

          Section 6. NO OTHER CHANGES. Except as herein amended, provisions and conditions of the Credit Agreement and all other Credit Documents shall remain unchanged and shall continue in full force and effect.

          Section 7. CONSENT AGREEMENT. To the extent that any term of this Amendment shall be inconsistent with any term of that certain Consent Agreement, dated as of December 22, 2000, by and between the Agent and the Borrower (as amended, restated, supplemented or otherwise modified, the "Consent Agreement"), the parties hereto agree that the terms of this Amendment shall control over the terms of the Consent Agreement.

          Section 8. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same document. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that the original shall be delivered to the Agent.

          Section 9. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          Section 10. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.


                                             CONVERSE INC.



                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             BT COMMERCIAL CORPORATION,
                                             as Agent




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:


                                             LENDERS:

                                             BT COMMERCIAL CORPORATION




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             GMAC COMMERCIAL CREDIT LLC




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             LA SALLE BANK N.A.




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             BANK OF AMERICA, N.A.




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             MADELEINE LLC




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             HELLER FINANCIAL, INC.




                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                             FINOVA CAPITAL CORPORATION




                                             By:
                                                -------------------------------
                                             Name:
                                             Title: